                                                                    Exhibit 10.3


                          FIBER OPTIC SYSTEM AGREEMENT

                                   NO. 4569177

                                 AMENDMENT NO. 2

                                     BETWEEN

                                   AT&T CORP.

                                       AND

                                 PF.NET, CORP.

09/05/00

                                                           Agreement No. 4569177
                                                                 Amendment No. 2
                                                                    Page 1 of 10


                                                ACCEPTANCE SHALL BE INDICATED BY
                                                SIGNING AND RETURNING DUPLICATE

TO:                                     FROM:

PF.Net Corp.                            AT&T Corp.
555 Herndon Parkway                     1200 Peachtree Street
Suite 100                               Room 09E30
Herndon, VA 20170                       Atlanta, GA 30309
Attn: Kirby G. Pickle                   Attn: Lynn 0. Pardue

General Purchase Agreement Number 4569177 ("Agreement") between AT&T Corp. ("Company") and PF.Net, Corp. ("Supplier") dated October 29,1999, and as modified by Amendment No. 1, is further modified by Amendment Number 2 as follows:

1.    Article 3: Statement of Work for the Supply of Link(s):

      A.    Section 3.1 of the Agreement is deleted in its entirety:

      B.    The following is added as Section 3.1 .A:

            3.1.A The City Link(s) table below lists the Primary Cities for each Link and is more fully detailed in Exhibit B.

---------------------------------------------------------------------------------------
                                         PRIMARY CITIES
---------------------------------------------------------------------------------------
  LINK     MILEAGE         Termination A                   Termination Z
---------------------------------------------------------------------------------------
    1        517     Arlington, VA                    Greensboro, NC
---------------------------------------------------------------------------------------
   1A       27.14    Pine Springs, VA (Reroute)       Calverton VA (Reroute)
---------------------------------------------------------------------------------------
    2        390     Atlanta, GA                      Jacksonville, FL
---------------------------------------------------------------------------------------
    3        172     Jacksonville, FL                 Orlando, FL
---------------------------------------------------------------------------------------
    4        115     Windermere, FL                   Fort Pierce, FL (Splice point)
---------------------------------------------------------------------------------------
    6        163     Ellisville, FL                   Orlando, FL (Through Windermere)
---------------------------------------------------------------------------------------
    7        563     Ellisville, FL                   New Orleans, LA
---------------------------------------------------------------------------------------
   7A         75     Ellisville, FL                   Jacksonville, FL
---------------------------------------------------------------------------------------
    8        415     New Orleans, LA                  Houston, TX
---------------------------------------------------------------------------------------
    9        240     Houston, TX                      San Antonio, TX
---------------------------------------------------------------------------------------
   10        105     San Antonio, TX                  Austin, TX
---------------------------------------------------------------------------------------
   11        230     Austin, TX                       Ft. Worth, TX
---------------------------------------------------------------------------------------
   12       1,129    Ft. Worth, TX                    Phoenix, AZ
---------------------------------------------------------------------------------------


                           AT&T / Builder Proprietary

11/16/00

                                                           Agreement No. 4569177
                                                                 Amendment No. 2
                                                                    Page 2 of 10


---------------------------------------------------------------------------------------
                               PRIMARY CITIES -- (Continued from Page 1)
---------------------------------------------------------------------------------------
  LINK     MILEAGE           Termination A                     Termination Z
---------------------------------------------------------------------------------------
   13        208     Phoenix, AZ                      Blythe, CA
---------------------------------------------------------------------------------------
   13A       250     Blythe, CA                       San Diego, CA
---------------------------------------------------------------------------------------
   14        147     San Diego, CA                    Los Angeles, CA
---------------------------------------------------------------------------------------
   19        265     Tulsa, OK                        Kansas City
---------------------------------------------------------------------------------------
   20        283     Kansas City, MO                  St. Louis, MO
---------------------------------------------------------------------------------------
   37        478     Greensboro, NC                   Atlanta, GA
---------------------------------------------------------------------------------------
   38        200     Arlington, VA                    Philadelphia, PA
---------------------------------------------------------------------------------------
   39        138     Philadelphia, PA                 Newark, NJ
---------------------------------------------------------------------------------------
   43        125     Chicago, IL                      Elkhart, IN
---------------------------------------------------------------------------------------
   44        117     Toledo, OH                       Cleveland, OH
---------------------------------------------------------------------------------------
  TOTAL   6,352.14
---------------------------------------------------------------------------------------

      C.    The following language is added to the Agreement as a new Section
            3.1.B:

            3.1.B Folkston, GA: On Link 2, the Builder is authorized by AT&T to add an additional six thousand five hundred (6,500) feet at Twenty Three Dollars and .09 Dollars ($23.09) per foot additional at a total cost of One Hundred Fifty Thousand and Forty Dollars ($150,040) hereinafter referred to as the "Folkston Addition". Where AT&T has existing Conduit in the Folkston Addition, the Builder is authorized by AT&T to replace the existing Conduit with new Conduit at the rate of Two Dollars ($2.00) per foot for twelve thousand five hundred feet (12,500). The costs for replacing the entire Conduit in the Folkston Addition shall not exceed Twenty Five Thousand Dollars ($25,000.00) unless agreed to by AT&T. These costs shall be paid to Builder on the same schedule as set forth in Exhibit B for other payments. All costs and mileage or footage is subject to an adjustment of plus or minus three percent (3%) as conditions in the field and final measurements indicate.

      D.    The following language is added to the Agreement as a new Section
            3.1.C:

            3.1.C Gibsonville and Durham Segment: After review by Builder and AT&T of the engineering data and ROW being used for the construction of the Route Segment between Gibsonville and Durham, North Carolina on Link 1 (hereinafter referred to as the "Gibsonville Route"), the cost of the relocation of the entire existing ROW of the Gibsonville Route by three and one-half (3 1/2) feet by Builder shall not exceed Ten Thousand Dollars ($10,000.00) per mile for approximately thirty
            (30) miles unless agreed to by AT&T. These costs shall be paid to Builder on the same schedule as set forth in Exhibit B for other payments. All costs and mileage or footage are subject to an adjustment of plus or minus three percent (3%) as conditions in the field and final measurements indicate.

      E. The following language is added to the Agreement as a new Section 3.1.D and 3.1.D(a):


                           AT&T / Builder Proprietary

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

                                                           Agreement No. 4569177
                                                                 Amendment No. 2
                                                                    Page 3 of 10


            3.1.D Norfolk, VA Tunnel: For construction of that portion of Link 1 in the vicinity of Norfolk, VA, AT&T approves and Builder agrees to utilize the Norfolk, VA tunnel, also known as the Midtown tunnel on Highway 58 in Virginia, utilizing the upper and lower chambers respectively of the tunnel with one (1) fiber optic cable in each chamber.

            3.1.D(a) Additional Crossing at Norfolk, VA: For that portion of Link 1 in the vicinity of Norfolk, VA, adjacent to the Norfolk Tunnel identified in 3.1.D, Builder is hereby authorized to determine the cost and feasibility for a river bore. AT&T will be responsible for paying for the reasonable permitting and engineering charges, not to exceed Five Hundred Thousand Dollars ($500,000.00) including quotes for fixed construction costs and Builder management of the project, of a potential new bore which will be a minimum of one hundred (100) feet from the Norfolk, VA tunnel. AT&T will then have the option, to:

            (i)   Accept the bid and hire Builder to perform the river bore.

            (ii)  Reject the bid proposal.

      F     The following language is added to the agreement as a new Section
            3.1.E:

            3.1.E For Links 37,43 and 44 AT&T has agreed to provide ROW Perfection, Plant Protection and the specified fibers (as indicated in Exhibit B) within "The Cable" which is required to support the Builder construction schedule during 2001.

      G.    The following language is added to the Agreement as a new Section
            3.1.F:

            3.1.F. Notwithstanding anything to the contrary as set forth in this Agreement, and specifically to the terms and conditions of Exhibits C and E, AT&T and Builder agree that the Route Segments identified in (i) and (ii) of this Section 3.1.F will include a water crossing that will not require manhole and/or hand holes access along its length. The costs for these two (2) water crossings and specification modifications are covered by pricing contained in Exhibit B, Link 7 and no increase in costs to AT&T will be charged by Builder. In each location provided below in (i) and (ii), a spare fiber optic cable reel shall be provided for maintenance purposes containing cable equal to the entire length of the water crossing plus such additional footage necessary to accommodate splicing as may reasonably be contemplated. Builder will provide this maintenance cable at no additional charge to AT&T.

            (i) Lake Ponchartrain, LA water crossing of approximately thirty-five thousand (35,000) feet, and


                           AT&T / Builder Proprietary

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

                                                           Agreement No. 4569177
                                                                 Amendment No. 2
                                                                    Page 4 of 10

            (ii) Pascagoula, MS water crossing of approximately twenty-five thousand (25,000) feet.

      H.    The following language is added to the Agreement as a new Section
            3.1.G:

            3.1.G Notwithstanding anything to the contrary as set forth in this Agreement, and specifically to the terms and conditions of Exhibit E, the manholes provided by Builder for the AT&T System shall be rectangular in shape. AT&T has agreed to pay the additional cost to Builder for changing the type of manholes from round to rectangular including the added installation cost for the AT&T System at a cost not to exceed Eight Hundred Thousand Dollars ($800,000.00). Builder has agreed that Two Hundred Thousand Dollars ($200,000.00) of the cost of the manholes and labor owed by AT&T to Builder will be paid by the supplying by AT&T of two (2) of its four inch (4") existing ducts of approximately four thousand (4,000) feet each along the El Paso, TX Route Segment for the installation of three (3) inner ducts in each four (4") inch duct. Upon AT&T's provision of the ducts described herein, the amount owing Builder for the rectangular manholes for the AT&T System shall not exceed Six Hundred Thousand Dollars ($600,000.00). This amount is due and payable within thirty
            (30) days of receipt of an invoice to AT&T from Builder. AT&T will provide and supply such documentation as may be necessary to effect the conveyance of one (1) of said four (4") inch ducts to Builder for its own use in the System.

      I. The following language is added to the Agreement as a new Section 3.1.H, 3.1.I, 3.1.J, 3.1.K, 3.1.L., and 3.1.M.

            3.1.H. Change Orders: From time to time in the future during ROW selection, engineering and construction, and as mutually agreed upon by the parties in writing, AT&T or Builder may request additions to or alterations or deviations (all hereinafter referred to as a "Change") from the Link, Route or Route Segment called for by the Exhibits (hereinafter referred to as "Work"). No Change shall be considered as an addition or alteration to or deduction or deviation from the Work called for by the Exhibits to this Agreement nor shall Builder be entitled to any compensation for work done pursuant to or in contemplation of a Change, unless made pursuant to a written e-mail copy of a Change Order authorized by AT&T Supplier Management and authorized by Tom McCaleb representing Builder. Within ten (10) days after a request for a Change from either party, Builder shall submit a proposal to AT&T, which includes any increases or decreases in Builder's costs or changes in the delivery or Work schedule necessitated by the Change. AT&T shall, within ten (10) days of receipt of the proposal, either:

                  (i) accept the proposal in which event AT&T shall issue a Change Order directing Builder to perform the Change, or


                           AT&T / Builder Proprietary

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

                                                           Agreement No. 4569177
                                                                 Amendment No. 2
                                                                    Page 5 of 10


                  (ii) advise Builder not to perform the Change in which event Builder shall proceed with the original Work.

            3.1.I Notwithstanding any other provisions in this Agreement, the amount payable by AT&T for the aggregate amount of accepted Work as described in Section 3.1.H: Change Orders shall not exceed Eight Million Dollars ($8,000,000). Included in these pending Change Orders, will be costs for connecting the existing Baltimore and Camden AT&T POP's to new AT&T POP locations in those cities. Builder shall not render Work and AT&T shall not be required to pay for Work in excess of the amount stipulated in this Section 3.1.I of the Agreement for any Changes, unless Builder shall have first secured an amendment to this Agreement authorizing the increased expenditure.

            3.1.J Added AOL Routes and Sites: Builder is authorized to reroute the Route Segment between Richmond and Arlington on Link I from Highway #28 in Calverton, VA to Highway #50 at Pine Springs, VA, adding twenty-seven and fourteen tenths (27.14) miles (hereinafter referred to as the "AOL Bypass Link 1A in Exhibit B". The parties agree that after review by Builder and AT&T of the engineering data and ROW being used for construction, the cost of the said reroute to AT&T shall not exceed Fifty Two Thousand Nine Hundred Dollars ($52,900) per mile. All costs and mileage or footage is subject to an adjustment of plus or minus three percent (3%) as conditions in the field and final measurements indicate.

            3.1.K Mobile Bay Crossing Change Order: The size of the duct used from the West side of the Mobile River parallel with Dauphin Street to a location of a point South of Alabama DOT Highway 31 near Spanish Fort at the Mobile Causeway along Link 8 is changed from one and one-half inch (1 1/2") SDR-11 to one and one-fourth inch
            (1 1/4") inch SDR-13 for a distance of approximately seven and nine tenths (7.9) miles. There is no cost or price adjustment owing by AT&T due to this Change Order.

            3.1.L For AT&T private ROW, AT&T gives Builder permission to contract with AT&T Local Network Services ("LNS") to utilize AT&T private ROW to the extent as such AT&T private ROW may be required for the placement of conduit or inner duct by Builder on behalf of LNS.

            3.1.M Santa Ana, CA: After review by Builder and AT&T of the engineering data and ROW being used for the construction of the Route Segment on Link 14 between Mission Viejo and Anaheim, CA, the cost of the engineering and permitting for the Santa Ana segment is increased by an amount not to exceed Seventy Five Thousand Dollars ($75,000.00) to cover re-engineering and re-permitting charges. These costs shall be paid to Builder in accordance with Exhibit B.


                           AT&T / Builder Proprietary

11/16/00

                                                           Agreement No. 4569177
                                                                 Amendment No. 2
                                                                    Page 6 of 10


      J. Section 3.6 of the Agreement is deleted in its entirety and replaced with the following Section 3.6 that will cover all Links and Additional Links referred in this Agreement:

            3.6 Regeneration Buildings, OP/AMP Space and Sites: Builder agrees to acquire two (2) acre sites where commercially available for OP/AMP sites. The two (2) acre sites will be subdivided in a way so that the useable acreage is approximately equal taking into consideration portions encumbered by easements or other legal restrictions with respect to use and so that each party's acreage can be configured in such a way so as to permit the parties to erect the parties' building(s) with parking, access and landscaping necessary to accommodate each party's respective needs. In the event that Builder is unable to acquire a full two (2) acres for each Site for a price and other terms and conditions that are commercially reasonable or if permitting requirements or other restrictions or requirements, governmental or otherwise, make the acquisition or use of a full two (2) acres not commercially reasonable, then Builder may acquire a parcel of a lesser size provided that such site is commercially reasonable for the use of both AT&T and the Builder. The latter condition requires AT&T and Builder to mutually agree on the site configuration. Each party shall designate the type and size of building(s) for its facilities and separately bear the cost of such building(s) unless agreement is made between the parties for construction of partitioned buildings with separate access. The Builder will work with AT&T to develop these Sites to ensure they meet all the requirements and specifications of AT&T. The spacing between each Site shall be forty-eight (48) to fifty-two (52) miles or as mutually agreed upon by the parties.

2. Article 5: Completion of Links:

      Section 5.5 of the Agreement is deleted in its entirety and replaced with the following:

            "For the following Links 9 (Houston to San Antonio), 10 (San Antonio to Austin), and 11 (Austin to Fort Worth) as set forth in Exhibit B, no early delivery incentives for delivery of the Link prior to the Builder Substantially Complete Date shall apply. However, if Builder fails to perform its obligations for the Builder Substantially Complete Date set forth in Exhibit B of the Agreement with respect to any of these Links 9, 10, or 11 by the respective Builder Substantially Complete Dates, Builder will be deemed as having missed the delivery date and the terms as set forth in Sections 5.2,
            5.3 or 5.4 shall apply. If Builder completes a Link other than the Links 9, 10 or 11 at least thirty (30) days prior to the Builder Substantially Complete Date, the Builder shall be entitled to an amount equal to one percent (1%) of the contract price of that Link per each thirty (30) day period for which that Link is early, not to exceed two percent (2%) as an incentive to Builder."


                           AT&T / Builder Proprietary

11/16/00

                                                           Agreement No. 4569177
                                                                 Amendment No. 2
                                                                    Page 7 of 10


3. Article 10: Payment Terms

In Section 10.2.A of the Agreement, the following clause is added as a new paragraph 10.2.F:

      10.2.F Ten percent (10%) of the total contracted amount as stated in Exhibit B for the additional Links as set forth in the table appearing in paragraph 5 below titled ADDED LINKS PRIMARY CITIES, within ten (10) days of the execution of this Amendment #2.

4. Article 18: Notices

      In Sections 18.1 and 18.2 of the Agreement, the clauses are deleted in their entirety and replaced with the following language:

      18.1 Unless otherwise provided herein all notices and communications concerning this Agreement shall be in writing and addressed to the other party as follows:

            If to AT&T:            AT&T Corp.
                                   ATTENTION: Stephen R. Allen
                                   Division Manager -- Network Services
                                   900 Route 202/206
                                   Post Office Box 752
                                   Bedminster, NJ 07921

                                   Telephone: 908-234-8760
                                   Facsimile: 908-234-8445

            With a copy to:        AT&T Corp.
                                   ATTENTION: Procurement Specialist
                                   1200 Peachtree Street, Room 09E30
                                   Atlanta, GA 30309

                                   Telephone: 404-810-3841
                                   Facsimile: 404-810-4781

            With a copy to:        AT&T Corp.
                                   ATTENTION: General Attorney --
                                              Network Services
                                   Room 3244J1
                                   295 North Maple Avenue
                                   Basking Ridge, NJ 07920

                                   Telephone: 908-221-7178
                                   Facsimile: 908-221-7198


                           AT&T / Builder Proprietary

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

                                                           Agreement No. 4569177
                                                                 Amendment No. 2
                                                                    Page 8 of 10


            If to Builder:         PF.Net, Corp.
                                   ATTENTION: Kirby Pickle, Jr.
                                   President & Chief Executive Officer
                                   555 Herndon Parkway
                                   Suite 100
                                   Herndon, VA 20170

                                   Telephone: 703-796-9028
                                   Facsimile: 703-796-9047

            With a copy to:        PF.Net, Corp.
                                   ATTENTION: Phillip Wright
                                   Vice-President, Legal
                                   555 Herndon Parkway
                                   Suite 100
                                   Herndon,VA 20170

                                   Telephone: 703-796-9028
                                   Facsimile: 703-796-9047

            Or such other address as either party may designate from time to time in writing to the other party.

      18.2 Unless otherwise provided herein, notices shall be hand delivered, sent by registered or certified U.S. mail, postage prepaid, or by commercial overnight delivery service, or transmitted by facsimile, and shall be deemed served and delivered to the addressee or its office when received at the address for notice specified above when hand-delivered, upon confirmation of sending when by facsimile, on the day after being sent when delivered by overnight delivery service, or three (3) days after deposit in the mail when sent by U.S. mail.

5. Article 29: Other Builder Covenants. Representations and Warranties

      A.    Section 29.11.B of the Agreement is modified to read as follows:

            In the first sentence, the words "the Business Plan" are deleted and substituted with the words "Exhibit O attached hereto and incorporated herein".

      B. Section 29.8 of the Agreement is amended by adding the following as the last sentence of the section:

            "The Links listed in the following table titled ADDED LINKS PRIMARY CITIES, will not be applicable to the determination of the date of the Builder Substantially Complete Date for the last Link for the purposes of this Section 29.8; it being the understanding that the Builder Substantially Complete Dates for said Links, whenever they occur, will not be used in


                           AT&T / Builder Proprietary

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

                                                           Agreement No. 4569177
                                                                 Amendment No. 2
                                                                    Page 9 of 10


            any way to prohibit the sale of the Common Stock of Parent by Koch Ventures, John Warta and Stephen Irwin.

--------------------------------------------------------------------------------
                           ADDED LINKS PRIMARY CITIES
--------------------------------------------------------------------------------
  LINK             Termination A                 Termination Z
--------------------------------------------------------------------------------
   1A         Pine Springs, VA (Reroute)  Calverton VA (Reroute)
--------------------------------------------------------------------------------
    4         Windermere, FL              Fort Pierce, FL (Splice Point)
--------------------------------------------------------------------------------
                                          Orlando, Fl (through)
    6         Ellisville, FL              Windermere
--------------------------------------------------------------------------------
   37         Atlanta, GA                 Greensboro, NC
--------------------------------------------------------------------------------
   38         Arlington, VA               Philadelphia, PA
--------------------------------------------------------------------------------
   39         Philadelphia, PA            Newark NJ
--------------------------------------------------------------------------------
   43         Chicago, IL                 Elkhart, IN
--------------------------------------------------------------------------------
   44         Toledo, OH                  Cleveland, OH
--------------------------------------------------------------------------------

6. Modifications to Exhibits:

      A. Exhibit B of the Agreement is hereby deleted in its entirety and substituted with revised
            Exhibit B attached hereto.

      B. Exhibit G of the Agreement is amended by adding to it the terms and conditions in Exhibit G-1 attached hereto.

      C.    Exhibit O is hereby added to the Agreement and attached hereto.


                           AT&T / Builder Proprietary

11/16/00

                                                           Agreement No. 4569177
                                                                 Amendment No. 2
                                                                   Page lO of 10

This Amendment No. 2 is effective as of the execution of this Amendment by both parties and shall be incorporated in and shall constitute a part of the Agreement as if fully set forth therein. EXCEPT AS AMENDED HEREIN, ALL TERMS AND CONDITIONS OF THE AGREEMENT REMAIN UNCHANGED.

APPROVAL:

Acknowledged and agreed to by:

PF.NET, CORP.                           AT&T CORP.

By /s/ Kirby Pickle, Jr.                   By /s/ Debra D. Bell
  ---------------------------------       --------------------------------------
  (signature)                             (signature)

Name KIRBY PICKLE, JR.                  Name DEBRA D. BELL

Title President & Chief Executive       Title Chief Procurement Officer,
      Officer

Date 12/9/00                            Date 12/6/00
    -------------------------------         ------------------------------------
    (typed or printed)                      (typed or print&d)


                           AT&T / Builder Proprietary

11/16/00